UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 6, 2017

The New Home Company Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36283	27-0560089
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Enterprise, Suite 450 Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

(949) 382-7800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

In connection with the announced private offering of $250.0 million aggregate principal amount of senior notes due 2022 (the “2022 Notes”) of The New Home Company Inc., a Delaware corporation (the “Company”), as described in Item 8.01 of this report, the Company is disclosing certain information to prospective investors in a preliminary offering circular, dated March 6, 2017, related to the issuance of the 2022 Notes (the “Preliminary Offering Circular”). Pursuant to Regulation FD, the Company is furnishing certain excerpts from the Preliminary Offering Circular as Exhibit 99.1 of this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

On March 6, 2017, the Company issued a press release announcing that it had commenced a private offering (the “Offering”) to eligible purchasers of $250.0 million aggregate principal amount of the 2022 Notes. The Company intends to use the net proceeds from the Offering to repay all borrowing outstanding under the Company’s senior unsecured revolving credit facility, and the remainder, if any, for general corporate purposes. In accordance with Rule 135c of the Securities Act, a copy of this press release is being filed as Exhibit 99.2 to this report and accordingly, this notice is not intended to and does not constitute an offer to sell nor a solicitation for an offer to purchase any securities of the Company.

The 2022 Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Excerpts from the Preliminary Offering Circular dated March 6, 2017

99.2	Press Release dated March 6, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The New Home Company Inc.

Date: March 6, 2017	By:	/s/ Miek Harbur
Miek Harbur
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpts from the Preliminary Offering Circular dated March 6, 2017

99.2	Press Release dated March 6, 2017